UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2011

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Throughout this Form 8-K/A, we make a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  As the words imply, these are statements about future plans, objectives, beliefs, and expectations that might or might not happen in the future, as contrasted with historical information.  Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature they are subject to a wide range of risks.

Words that could indicate we are making forward-looking statements include:

intend	believe	plan	expect	may	goal	would
become	pursue	estimate	will	forecast	continue	could
targeted	encourage	promise	improve	progress	potential	should

This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements.  The absence of any of these words, however, does not mean that the statement is not forward-looking.

Here is the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements.  Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements.

For a discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in item 1A of Hillenbrand’s Annual Report on Form 10-K for the year ended September 30, 2010, filed with the Securities and Exchange Commission November 23, 2010. The company assumes no obligation to update or revise any forward-looking information.

Item 9.01 Financial Statements and Exhibits.

This Form 8-K/A amends the Form 8-K filed on September 1, 2011, to provide the financial information required by Item 9.01 of Form 8-K.

(a)          Financial Statements of Businesses Acquired

The audited consolidated statement of financial position of Rotex Global, LLC and Subsidiaries as of December 31, 2010, and the consolidated results of their operations and their cash flows for the year ended December 31, 2010.  These financial statements are included herein as Exhibit 99.1.

The unaudited consolidated statement of financial position of Rotex Global, LLC and Subsidiaries as of June 30, 2011, and December 31, 2010, and the consolidated results of their operations and their cash flows for the six months ended June 30, 2011 and 2010.  These financial statements are included herein as Exhibit 99.2.

(b)         Unaudited Pro Forma Financial Information

The unaudited pro forma combined condensed financial statements are included herein as Exhibit 99.3.

(d)         Exhibits

23.1                                                   Consent of BKD, LLP, Independent Registered Public Accounting Firm

99.1                                                   Audited consolidated statement of financial position of Rotex Global, LLC and Subsidiaries as of December 31, 2010, and the consolidated results of their operations and their cash flows for the year ended December 31, 2010

99.2                                                   Unaudited consolidated statement of financial position of Rotex Global, LLC and Subsidiaries as of June 30, 2011, and December 31, 2010, and the consolidated results of their operations and their cash flows for the six months ended June 30, 2011 and 2010.

99.3                                                   Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: November 14, 2011

	BY:	/S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and
Chief Financial Officer

DATE: November 14, 2011
	BY:	/S/ Elizabeth E. Dreyer
Elizabeth E. Dreyer
Vice President, Controller and
Chief Accounting Officer